Exhibit 99.2

KEENOVA THERAPEUTICS PLC

The following unaudited non-GAAP pro forma combined net sales and adjusted EBITDA are derived from the historical consolidated financial statements of Keenova Therapeutics plc (formerly known as Mallinckrodt plc, “Keenova” or the “Company”), Endo LP (formerly known as Endo, Inc., “Endo”) and Endo International plc (“Endo’s Predecessor”). Such unaudited financial information is subject to the completion of the Company’s financial closing procedures. Actual results may differ materially from this unaudited financial information. This supplemental information contains “non-GAAP“ financial measures under applicable Securities and Exchange Commission (“SEC”) rules and regulations. See “Presentation of Historical Financial Information and Non-GAAP Financial Measures” below for additional information.

The unaudited non-GAAP pro forma combined net sales and adjusted EBITDA primarily reflect the following:

•Therakos® Divestiture – On November 29, 2024, the Company completed the divestiture of its Therakos business (“Therakos Divestiture”).

•Mallinckrodt and Endo Business Combination – On July 31, 2025, the Company acquired Endo with Endo continuing as a wholly-owned subsidiary of the Company (such merger, the “Business Combination”).

•Par Health Separation – On November 10, 2025, the Company completed the separation of the combined businesses of the historical “Specialty Generics” reportable segment of Mallinckrodt and the historical “Generic Pharmaceuticals” and “Sterile Injectables” reportable segments of Endo into an independent, private company named Par Health (the “Separation”).

The following tables summarize non-GAAP pro forma combined net sales by select product line for the periods presented (components may include immaterial rounding).

NON-GAAP PRO FORMA COMBINED SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	4Q25 (1)	Other (2)	Pro Forma 4Q25
Acthar Gel	$205.6	$—	$205.6
Xiaflex	156.5	—	156.5
INOmax	61.5	—	61.5
Amitiza	14.4	—	14.4
Other Products	81.2	(1.1)	80.1
License Revenues	23.9	—	23.9
Total	$543.0	$(1.1)	$541.9
(1)4Q25 Keenova Net Sales
(2)Removes Endocet (a discontinued Gx product) net sales included in “4Q25”

NON-GAAP PRO FORMA COMBINED SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	4Q24 (1)	Endo Pre-Merger (2)	Remove Therakos (3)	Pro Forma 4Q24
Acthar Gel	$138.9	$—	$—	$138.9
Xiaflex	—	147.9	—	147.9
INOmax	60.8	—	—	60.8
Therakos	48.6	—	(48.6)	—
Amitiza	9.5	—	—	9.5
Other Products	7.9	91.1	—	99.0
License Revenues	—	7.9	—	7.9
Total	$265.7	$247.0	$(48.6)	$464.0
(1)Historical net sales of Keenova Brands
(2)Addition of Endo Brands Net Sales for the quarter as derived from Endo accounting records
(3)Removal of Therakos due to divestiture in 2024

NON-GAAP PRO FORMA COMBINED SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	FY25 (1)	Endo Pre-Merger (2)	Other (3)	Pro Forma FY25
Acthar Gel	$677.5	$—	$—	$677.5
Xiaflex	246.6	299.7	—	546.3
INOmax	244.8	—	—	244.8
Amitiza	70.6	—	—	70.6
Other Products	160.6	188.3	(1.8)	347.1
License Revenues	30.6	13.6	—	44.2
Total	$1,430.6	$501.6	$(1.8)	$1,930.4

(1)FY25 Keenova Net Sales
(2)Addition of Endo Brands Net Sales for the pre-merger period January 1 to July 31, 2025, as derived from Endo accounting records
(3)Removes Endocet (a discontinued Gx product) net sales included in “FY25”

NON-GAAP PRO FORMA COMBINED SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	FY24 (1)	Endo Pre-Merger (2)		Remove Therakos (3)	Pro Forma FY24
Acthar Gel	$485.7	$—		$—	$485.7
Xiaflex	—	515.6		—	515.6
INOmax	261.4	—		—	261.4
Therakos	241.6	—	—	(241.6)	—
Amitiza	62.9	—		—	62.9
Other Products	31.8	343.0			374.8
License Revenues	—	31.3		—	31.3
Total	$1,083.5	$889.9		$(241.6)	$1,731.8

(1)Historical net sales of Keenova Brands
(2)Addition of Endo Brands net sales for the combined pre-merger period January 1, 2024 to April 23, 2024 (Predecessor) and January 1, 2024 to December 31, 2024 (Successor), as derived from Endo accounting records
(3)Removal of Therakos due to divestiture in 2024

The following tables summarize non-GAAP pro forma combined adjusted EBITDA for the periods presented (components may include immaterial rounding).

NON-GAAP PRO FORMA COMBINED ADJUSTED EBITDA
(unaudited, in millions)

	Estimated 4Q25 (1)	Other (2)	Pro Forma 4Q25
Net loss	$(173.4)	$(0.3)	$(173.7)
Net loss from discontinued operations	63.4	—	63.4
Loss from continuing operations before taxes (3)	(110.0)	(0.3)	(110.3)
Adjustments:
Interest expense, net	48.9	—	48.9
Income tax expense	0.3	—	0.3
Depreciation	5.2	—	5.2
Amortization	56.5	—	56.5
Combination, integration, and other related expenses	11.8	—	11.8
Liabilities management and separation costs	(1.0)	—	(1.0)
Loss on debt extinguishment, net	0.1	—	0.1
Fresh-start inventory-related expense	54.5	—	54.5
Business combination inventory-related expenses	125.3	—	125.3
Share-based compensation	9.9	—	9.9
Change in fair value of contingent consideration	11.3	—	11.3
Change in derivative asset and liabilities fair value	0.8	—	0.8
Unrealized gain on equity investment	(0.9)	—	(0.9)
Other	2.3	—	2.3
Adjusted EBITDA from continuing operations (3)	$215.0	$(0.3)	$214.7

(1)4Q25 Keenova results; Loss from continuing operations and Adjusted EBITDA from continuing operations reflect the mid-point of the estimated ranges described below
(2)Removes Endocet (a discontinued Gx product) results included in “FY25”

(3)Loss from continuing operations before taxes reflects the midpoint of the estimated range of $105 million to $115 million.
Adjusted EBITDA from continuing operations reflects the midpoint of the estimated range of $210 million to $220 million

NON-GAAP PRO FORMA COMBINED ADJUSTED EBITDA
(unaudited, in millions)

	4Q24 (1)	Endo Pre-Merger (2)	Therakos (3)	Pro Forma 4Q24
Net Income (loss)	$612.8	$(78.5)	$(27.9)	$506.4
Net (income) loss from discontinued operations	(46.4)	9.7	—	(36.7)
Income (loss) from continuing operations before taxes	566.4	(68.8)	(27.9)	469.7
Adjustments:
Interest expense, net	45.1	56.9	—	102.0
Income tax expense (benefit)	116.4	(44.2)	—	72.2
Depreciation	2.1	6.3	—	8.4
Amortization	10.7	46.8	—	57.5
Combination, integration, and other related expenses	—	4.8	—	4.8
Liabilities management and separation costs	11.7	—	—	11.7
Loss (gain) on debt extinguishment, net	19.8	(1.1)	—	18.7
Gain on divestiture	(754.4)	(0.4)	—	(754.8)
Fresh-start inventory-related expense (benefit)	39.7	118.1	(2.1)	155.7
Share-based compensation	3.3	2.7	—	6.0
Change in fair value of contingent consideration	(0.4)	0.3	—	(0.1)
Change in derivative asset and liabilities fair value	(13.4)	—	—	(13.4)
Unrealized loss on equity investment	18.8	—	—	18.8
Other	2.0	0.8	1.9	4.7
Adjusted EBITDA from continuing operations	$67.9	$122.2	$(28.1)	$162.0
(1)Historical results of Keenova Brands business
(2)Addition of Endo Brands and Corporate results for the quarter as derived from Endo accounting records
(3)Removal of Therakos due to divestiture in 2024

NON-GAAP PRO FORMA COMBINED ADJUSTED EBITDA
(unaudited, in millions)

	Estimated FY25 (1)	Endo Pre-Merger (2)	Other (3)	Pro Forma FY25
Net (loss) income	$(492.0)	$(375.9)	$(0.6)	$(868.4)
Net loss from discontinued operations	32.0	26.2	—	58.2
Income (loss) from continuing operations before taxes (4)	(460.0)	(349.7)	(0.6)	(810.2)
Adjustments:
Interest expense, net	149.2	124.3	—	273.5
Income tax (benefit) expense	(24.0)	117.9	—	94.0
Depreciation	15.1	6.2	—	21.4
Amortization	115.5	108.7	—	224.2
Combination, integration, and other related expenses	141.2	66.0	—	207.2
Restructuring benefits, net	(2.2)	—	—	(2.2)
Liabilities management and separation costs	0.1	—	—	0.1
Gain on debt extinguishment, net	(15.8)	—	—	(15.8)
Loss on divestiture	5.9	—	—	5.9
Fresh-start inventory-related expense	183.8	140.7	—	324.5
Business combination inventory-related expenses	209.0	—	—	209.0
Share-based compensation	43.7	5.0	—	48.7
Change in fair value of contingent consideration	14.3	1.3	—	15.6
Change in derivative asset and liabilities fair value	5.2	—	—	5.2
Unrealized loss on equity investment	1.7	—	—	1.7
Other	2.3	3.5	—	5.8
Adjusted EBITDA from continuing operations (4)	$385.0	$224.1	$(0.6)	$608.5

(1)FY25 Keenova results; Loss from continuing operations and Adjusted EBITDA from continuing operations reflect the mid-point of the estimated ranges described below
(2)Addition of Endo Brands and Corporate results for the pre-merger period January 1 to July 31, 2025, as derived from Endo accounting records
(3)Removes Endocet (a discontinued Gx product) results included in “FY25”
(4)Income (loss) from continuing operations before taxes for FY25 reflects the midpoint of the estimated range of $455 million to $465 million
Adjusted EBITDA from continuing operations for FY25 reflects the midpoint of the estimated range of $380 million to $390 million

NON-GAAP PRO FORMA COMBINED ADJUSTED EBITDA
(unaudited, in millions)

	FY24 (1)	Endo Pre-Merger (2)	Therakos (3)	Pro Forma FY24
Net (loss) income	$477.9	$5,679.9	$(66.7)	$6,091.2
Net loss from discontinued operations	(133.6)	(144.8)	—	(278.4)
Income (loss) from continuing operations before taxes (4)	344.4	5,535.1	(66.7)	5,812.8
Adjustments:
Interest expense, net	204.7	164.8	—	369.5
Income tax (benefit) expense	113.2	(72.5)	—	40.7
Depreciation	7.3	20.5	—	27.8
Amortization	66.2	172.2	(16.3)	222.1
Combination, integration, and other related expenses	—	34.2	—	34.2
Restructuring charges, net	10.5	—	—	10.5
Liabilities management and separation costs	43.9	—	—	43.9
Gain on debt extinguishment, net	19.8	(0.5)	—	19.3
Loss on divestiture	(754.4)	—	—	(754.4)
Fresh-start inventory-related expense	250.9	382.5	(66.3)	567.1
Share-based compensation	6.7	2.7	—	9.4
Change in fair value of contingent consideration	2.8	0.4	—	3.2
Change in derivative asset and liabilities fair value	(7.4)	—	—	(7.4)
Unrealized loss on equity investment	17.4	—	—	17.4
Reorganization items, net	—	(5,820.2)	—	(5,820.2)
Other	(2.4)	0.2	10.0	7.7
Adjusted EBITDA from continuing operations	$323.4	$419.5	$(139.3)	$603.6
(1)Historical results of Keenova Brands business
(2)Addition of Endo Brands and Corporate results for the combined pre-merger period January 1, 2024 to April 23, 2024 (Predecessor) and January 1, 2024 to December 31, 2024 (Successor), as derived from Endo accounting records
(3)Removal of Therakos due to divestiture in 2024

Presentation of Historical Financial Information and Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this supplemental financial information includes certain financial information of the Company that is not prescribed by or prepared in accordance with GAAP. The Company utilizes these non-GAAP financial measures as supplements to financial measures determined in accordance with GAAP when evaluating operating performance and assessing the Company’s capital structure, and the Company believes that these measures will be used by certain investors to evaluate operating results and financial leverage, borrowing capacity and balance sheet risk. The Company believes that presenting these non-GAAP financial measures provides useful information about performance and financial leverage across reporting periods on a consistent basis by excluding certain items, which may be favorable or unfavorable.

For comparisons against prior periods, such prior period information was prepared on a pro forma basis the Mallinckrodt-Endo merger and the separation of Par Health had each occurred at the beginning of the respective periods presented. Pro forma combined results for 2024 also exclude the results of the Company’s former Therakos business, which was sold in 2024, and pro forma combined results for 2024 and 2025 also exclude Endo’s International Pharmaceuticals business, which was sold in 2025. The pro forma prior period information was prepared for illustrative and informational purposes only. Such pro forma financial information has not been prepared and presented in accordance with the requirements of Article 11 of Regulation S-X or Accounting Standards Codification 805, Business Combinations.

Despite the importance of these measures to management in goal-setting and performance measurement, these are non-GAAP financial measures that have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, metrics such as non-GAAP Adjusted EBITDA from continuing operations and similar metrics (unlike GAAP measures and relevant components) may differ from, and may not be comparable to, the calculation of similar measures of other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses performance.

These non-GAAP financial measures should not be viewed in isolation or as substitutes for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures should be read in conjunction with the Company’s and Endo’s unaudited condensed consolidated financial statements, audited financial statements, and publicly filed reports in their entirety. Further information regarding non-GAAP financial measures can be found on the Company’s website at www.keenova.com.

Adjusted EBITDA from continuing operations

Adjusted EBITDA from continuing operations represents net income or loss prepared in accordance with GAAP and adjusted for certain items that management believes are not reflective of the operational performance of the business. Adjustments to GAAP amounts include, as applicable to each measure, income (loss) from discontinued operations, interest expense, net; income tax expense; depreciation and amortization; combination, integration, and other related expenses; restructuring charges, net; liabilities management and separation costs; gains/losses on debt extinguishment; gains/losses on divestitures; fresh-start inventory-related expenses; business combination inventory-related expense; share-based compensation; and other items identified by the Company.